UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 23, 2008

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)	92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2008, Pacific Sunwear of California, Inc. (the “Company”) appointed Michael L. Henry as Senior Vice President and Chief Financial Officer. Mr. Henry will also continue to serve as Secretary. Information regarding Mr. Henry is provided in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2007 to announce Mr. Henry’s appointment as Interim Chief Financial Officer and Secretary, which description is incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.
Mr. Henry will receive a base salary at the annual rate of $300,000 and an annual incentive bonus opportunity based on the achievement of performance criteria to be established by the Compensation Committee. Mr. Henry’s target incentive bonus will be 50% of his base salary with a maximum incentive bonus of 100% of his base salary. The annual incentive bonus is weighted 80% on the Company’s earnings component and 20% on individual performance component. Mr. Henry is also entitled to participate in the Company’s Executive Severance Plan, which provides for certain severance and outplacement benefits if a participant’s employment with the Company is terminated by the Company without cause or by the participant for good reason. Mr. Henry’s severance multiplier under the Executive Severance Plan is one half (0.5), and in the event that he is terminated upon, within three months before, or within one year after, certain changes in control of the Company, his multiplier will be one (1.0). The Executive Severance Plan is described in more detail in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2007, which description is incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.
Item 7.01 Regulation FD Disclosure
The Company has decided to reduce its dependence on the sneaker portion of its footwear business, but plans to continue to sell sandals, slippers and certain sneaker categories. This transition is expected to occur throughout fiscal 2008. For the full 2008 fiscal year, the Company currently expects its footwear business to represent approximately 6-8 percent of total merchandise sales.
The full text of a press release issued by the Company on January 25, 2008, announcing Mr. Henry’s appointment is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by the Company on January 25, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2008	Pacific Sunwear of California, Inc.
/s/ Sally Frame Kasaks
Sally Frame Kasaks
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by the Company on January 25, 2008